FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                          Date of Report:   April 8, 2004


                                  BORGWARNER INC.
               (Exact name of registrant as specified in its charter)


     Delaware                    1-12162                     13-3404508
(State of Incorporation)      (Commission File No.)         (IRS Employer
                                                  Identification No.)

                 200 South Michigan Avenue, Chicago, Illinois 60604
                      (Address of principal executive offices)

Registrant's telephone number, including area code:    (312) 322-8500



Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

     (99.1)    BorgWarner Inc. Press Release dated April 8, 2004.

Item 12.  Results of Operations and Financial Condition


     On April 8, 2004, BorgWarner Inc. issued a press release regarding its earnings expectations for the first quarter of 2004 and the full year 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   BORGWARNER INC.


                                        /s/ Laurene H. Horiszny
                                   By:--------------------------
                                   Laurene H. Horiszny
                                   Vice President, General Counsel & Secretary


Dated:    April 8, 2004